This WAIVER (this "**Waiver**"), dated as of July 3, 2019, is entered into by and among Fusion Connect, Inc., a Delaware corporation and a debtor and debtor-in-possession under Chapter 11 of the Bankruptcy Code (the "**Borrower**"), certain subsidiaries of the Borrower party hereto, each a debtor and debtor-in-possession under Chapter 11 of the Bankruptcy Code, as Guarantor Subsidiaries and the Lenders party hereto, which collectively constitute the Requisite Lenders, and acknowledged by the Administrative Agent (each, a "**Party**" and collectively, the "**Parties**").

RECITALS

WHEREAS, reference is made to that certain Superpriority Secured Debtor-in-Possession Credit and Guaranty Agreement, dated as of June 7, 2019, among the Borrower, the Guarantor Subsidiaries, the lenders from time to time party thereto (the "**Lenders**") and Wilmington Trust, National Association, as Administrative Agent and Collateral Agent (as amended by that certain Amendment No. 1, dated as of June 17, 2019, that certain Amendment No. 2, dated as of June 24, 2019, that certain Amendment No. 3, dated as of June 28, 2019, and as further amended, restated, supplemented, amended and restated or otherwise modified from time to time, the "**Credit Agreement**");

WHEREAS, pursuant to Section 5.1(e) of the Credit Agreement, (i) by letter dated as of June 19, 2019, the Borrower delivered to the Administrative Agent for distribution to the Lenders notice of an Event of Default which Event of Default results from the failure to satisfy the financial covenant under Section 6.7(a)(i) of the Credit Agreement for the Budget Test Period ended June 16, 2019 by exceeding the negative variance of the aggregated receipts of the Credit Parties permitted by clause (y) thereof by 0.11% and (ii) by letter dated as of June 26, 2019, the Borrower delivered to the Administrative Agent for distribution to the Lenders notice of an Event of Default which Event of Default results from the failure to satisfy the financial covenant under Section 6.7(a)(i) of the Credit Agreement for the Budget Test Period ended June 23, 2019 by exceeding the negative variance of the aggregated receipts of the Credit Parties permitted by clause (z) thereof by 5.27%;

WHEREAS, the Borrower anticipates that an Event of Default will result from the failure to satisfy the financial covenant under Section 6.7(a)(i) of the Credit Agreement for the Budget Test Period ended June 30, 2019 by exceeding the negative variance of the aggregated receipts of the Credit Parties permitted by clause (z) thereof by approximately 4.88% (together with the Events of Default specified in foregoing paragraph, collectively, the "**Specified Events of Default**");

WHEREAS, the Borrower has requested that the Requisite Lenders waive, with retroactive effect as of the date on which the first Specific Event of Default occurred, the Specified Events of Default and any interest rate increase resulting from any Specified Event of Default pursuant to Section 2.9 of the Credit Agreement; and

WHEREAS, the Lenders party hereto agree to provide the waiver set forth below on the terms set forth herein.

NOW, THEREFORE, in consideration of the premises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties, intending to be legally bound hereby, agree as follows:

Section 1. **Definitions**. Each capitalized term used and not otherwise defined in this Waiver shall have the meaning assigned to such term in the Credit Agreement.

Section 2. **Waiver**. Subject to the terms and conditions set forth in this Waiver, the Lenders party hereto, which constitute the Requisite Lenders, hereby waive, with retroactive effect as of the date on which the first Specific Event of Default occurred, the Specified Events of Default and any interest rate increase resulting from any Specified Event of Default pursuant to Section 2.9 of the Credit Agreement.

Section 3. **Representations and Warranties**.

(a) Each of the Credit Parties, subject to the entry of the Orders and the terms thereof, has all requisite power and authority to execute and deliver this Waiver and to perform the transactions contemplated hereby.

(b) Subject to the entry of the Orders and the terms thereof, this Waiver and the transactions contemplated hereby have been duly authorized by all necessary corporate or other organizational action and, if required, stockholder, shareholder or other equityholder action on the part of each Credit Party.

(c) This Waiver and the transactions contemplated hereby do not and will not (i) other than violations arising as a result of the commencement of the Cases, subject to the entry of the Orders and the terms thereof and except as otherwise excused by the Bankruptcy Code, violate any applicable law, including any order of any Governmental Authority, except to the extent any such violation, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect, (ii) violate the Organizational Documents of the Borrower or any Restricted Subsidiary, (iii) other than violations arising as a result of the commencement of the Cases, and except as otherwise excused by the Bankruptcy Code, violate or result (alone or with notice or lapse of time, or both) in a default under any other Contractual Obligation of the Borrower or any Restricted Subsidiary, or give rise to a right thereunder to require any payment, repurchase or redemption to be made by the Borrower or any Restricted Subsidiary, or give rise to a right of, or result in, any termination, cancelation or acceleration or right of renegotiation of any obligation thereunder, except to the extent any such violation, default, right or result, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect, or (iv) except for Liens created under the Credit Documents, result in or require the creation or imposition of any Lien on any asset of the Borrower or any Restricted Subsidiary.

(d) Subject to the Orders and the terms thereof, this Waiver and the transactions contemplated hereby do not and will not require any registration with, consent or approval of, notice to, or other action by any Governmental Authority (other than the entry of the Orders), except (i) such as have been obtained or made and are in full force and effect, (ii) filings and recordings with respect to the Collateral necessary to perfect Liens created under the Credit Documents, (iii) filings and registrations under applicable securities laws relating to the

Disposition by the Collateral Agent pursuant to the Pledge and Security Agreement of Collateral that constitute Securities and (iv) Post-Petition filings with the SEC and applicable State PUCs relating to the Credit Parties' status as debtors and debtors-in-possession under Chapter 11 of the Bankruptcy Code.

(e) Subject to the Orders and the terms thereof, this Waiver has been duly executed and delivered by each Credit Party that is a Party and is, subject to the Orders and the terms thereof, the legally valid and binding obligation of such Credit Party, enforceable against such Credit Party in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors' rights generally or by equitable principles relating to enforceability (other than with respect to the Debtors).

(f) The representations and warranties of each Credit Party set forth in the Credit Documents are true and correct (i) in the case of the representations and warranties qualified or modified as to materiality in the text thereof, in all respects and (ii) otherwise, in all material respects, in each case on and as of the Waiver Effective Date, except in the case of any such representation and warranty that expressly relates to an earlier date, in which case such representation and warranty shall be so true and correct on and as of such earlier date.

(g) Other than the Specified Events of Default, no Default or Event of Default has occurred and is continuing or would result from this Waiver.

Section 4. **Effectiveness**. This Waiver shall become effective on the date (such date, the "**Waiver Effective Date**") that the Administrative Agent shall have received fully executed counterparts of this Waiver from the Borrower and each other Credit Party, the Lenders constituting the Requisite Lenders and the Administrative Agent.

Section 5. **Entire Agreement. THIS WAIVER CONSTITUTES THE ENTIRE AGREEMENT AMONG THE PARTIES RELATING TO THE SUBJECT MATTER HEREOF AND SUPERSEDES ANY AND ALL PREVIOUS AGREEMENTS AND UNDERSTANDINGS, ORAL OR WRITTEN, RELATING TO THE SUBJECT MATTER HEREOF (BUT DOES NOT SUPERSEDE ANY PROVISIONS OF ANY SEPARATE CONFIDENTIALITY AGREEMENT OR SIMILAR AGREEMENT OR FEE LETTER BETWEEN OR AMONG ANY CREDIT PARTIES AND ANY AGENT OR LENDER OR ANY AFFILIATE OF ANY OF THE FOREGOING, ALL OF WHICH PROVISIONS SHALL REMAIN IN FULL FORCE AND EFFECT).**

Section 6. **Credit Document**. Each Party acknowledges and agrees that this Waiver constitutes a "Credit Document" for all purposes of the Credit Agreement and the other Credit Documents.

Section 7. **Governing Law; Jurisdiction; Consent to Service of Process**.

(a) **THIS WAIVER AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER (INCLUDING ANY CLAIMS SOUNDING IN CONTRACT LAW OR TORT LAW ARISING OUT OF THE SUBJECT MATTER HEREOF AND ANY DETERMINATIONS WITH RESPECT TO POST-JUDGMENT INTEREST)**

SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES THEREOF THAT WOULD RESULT IN THE APPLICATION OF ANY LAW OTHER THAN THE LAW OF THE STATE OF NEW YORK AND TO THE EXTENT APPLICABLE, THE BANKRUPTCY CODE.

(b) **SUBJECT TO CLAUSE (V) BELOW, ALL JUDICIAL PROCEEDINGS BROUGHT AGAINST ANY PARTY ARISING OUT OF OR RELATING HERETO OR ANY OTHER CREDIT DOCUMENT, OR ANY OF THE OBLIGATIONS, SHALL BE BROUGHT EXCLUSIVELY IN THE BANKRUPTCY COURT AND, IF THE BANKRUPTCY COURT DOES NOT HAVE, OR ABSTAINS FROM JURISDICTION, IN ANY FEDERAL COURT OF THE UNITED STATES OF AMERICA SITTING IN THE BOROUGH OF MANHATTAN OR, IF THAT COURT DOES NOT HAVE SUBJECT MATTER JURISDICTION, IN ANY STATE COURT LOCATED IN THE CITY AND COUNTY OF NEW YORK. BY EXECUTING AND DELIVERING THIS WAIVER, EACH PARTY, FOR ITSELF AND IN CONNECTION WITH ITS PROPERTIES, IRREVOCABLY (I) ACCEPTS GENERALLY AND UNCONDITIONALLY THE EXCLUSIVE JURISDICTION AND VENUE OF SUCH COURTS (SUBJECT TO CLAUSE (V) BELOW); (II) WAIVES ANY DEFENSE OF FORUM NON CONVENIENS; (III) AGREES THAT SERVICE OF ALL PROCESS IN ANY SUCH PROCEEDING IN ANY SUCH COURT MAY BE MADE BY REGISTERED OR CERTIFIED MAIL, RETURN RECEIPT REQUESTED, TO THE APPLICABLE PARTY AT ITS ADDRESS PROVIDED IN ACCORDANCE WITH SECTION 10.1 OF THE CREDIT AGREEMENT; (IV) AGREES THAT SERVICE AS PROVIDED IN CLAUSE (III) ABOVE IS SUFFICIENT TO CONFER PERSONAL JURISDICTION OVER THE APPLICABLE CREDIT PARTY IN ANY SUCH PROCEEDING IN ANY SUCH COURT, AND OTHERWISE CONSTITUTES EFFECTIVE AND BINDING SERVICE IN EVERY RESPECT; AND (V) AGREES THAT THE AGENTS AND THE LENDERS RETAIN THE RIGHT TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO BRING PROCEEDINGS AGAINST ANY CREDIT PARTY IN THE COURTS OF ANY OTHER JURISDICTION IN CONNECTION WITH THE EXERCISE OF ANY RIGHTS UNDER ANY CREDIT DOCUMENT OR ANY EXERCISE OF REMEDIES IN RESPECT OF COLLATERAL OR THE ENFORCEMENT OF ANY JUDGMENT, AND HEREBY SUBMITS TO THE JURISDICTION OF, AND CONSENTS TO VENUE IN, ANY SUCH COURT.**

Section 8. WAIVER OF JURY TRIAL. EACH OF THE PARTIES HEREBY AGREES TO WAIVE ITS RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING HEREUNDER OR UNDER ANY OF THE OTHER CREDIT DOCUMENTS OR ANY DEALINGS BETWEEN THEM RELATING TO THE SUBJECT MATTER HEREOF OR THE LENDER/BORROWER RELATIONSHIP ESTABLISHED UNDER THE CREDIT AGREEMENT. THE SCOPE OF THIS WAIVER IS INTENDED TO BE ALL-ENCOMPASSING OF ANY AND ALL DISPUTES THAT MAY BE FILED IN ANY COURT AND THAT RELATE TO THE SUBJECT MATTER OF THIS TRANSACTION, INCLUDING CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS AND ALL OTHER COMMON LAW

AND STATUTORY CLAIMS. EACH PARTY ACKNOWLEDGES THAT THIS WAIVER IS A MATERIAL INDUCEMENT TO ENTER INTO THIS WAIVER, THAT EACH PARTY HAS ALREADY RELIED ON THIS WAIVER IN ENTERING INTO THIS WAIVER, AND THAT EACH WILL CONTINUE TO RELY ON THIS WAIVER IN ITS RELATED FUTURE DEALINGS. EACH PARTY FURTHER WARRANTS AND REPRESENTS THAT IT HAS REVIEWED THIS WAIVER WITH ITS LEGAL COUNSEL AND THAT IT KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL. THIS WAIVER IS IRREVOCABLE, MEANING THAT IT MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING (OTHER THAN BY A MUTUAL WRITTEN WAIVER SPECIFICALLY REFERRING TO THIS Section 8 AND EXECUTED BY EACH OF THE PARTIES), AND THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS HERETO OR ANY OF THE OTHER CREDIT DOCUMENTS OR TO ANY OTHER DOCUMENTS OR AGREEMENTS RELATING TO THE LOANS MADE UNDER THE CREDIT AGREEMENT. IN THE EVENT OF LITIGATION, THIS WAIVER MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

Section 9. **Severability**. In case any provision in or obligation hereunder shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

Section 10. **Counterparts**. This Waiver may be executed in counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument. Delivery of an executed counterpart of a signature page of this Waiver in electronic format (i.e., "pdf" or "tif") shall be effective as delivery of a manually executed counterpart of this Waiver.

Section 11. **Headings**. Section headings are included herein for convenience of reference only and shall not constitute a part hereof for any other purpose or be given any substantive effect.

Section 12. **Effect of Waiver**. Except as expressly set forth herein, (i) this Waiver shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders, the Collateral Agent or the Administrative Agent, in each case under the Credit Agreement or any other Credit Document, and (ii) shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Credit Document. This Waiver shall be limited precisely as written, and shall not extend to any Default or Event of Default under any other provision of the Credit Agreement which may exist, whether before or after the date hereof. This Waiver is entered into only in this specific instance and for the specific purpose for which it is given, shall not entitle the Borrower or any other Credit Party to any other or further waiver in any similar or other circumstances and shall not be deemed to establish a course of conduct among the parties hereto. Each and every term, condition, obligation, covenant and agreement contained in the Credit Agreement or any other Credit Document is hereby ratified and re-affirmed in all respects and shall continue in full force and effect as expressly amended hereby.

The execution, delivery and effectiveness of this Waiver shall not, except as expressly provided herein or as provided in the exhibits hereto, operate as a waiver of any right, power or remedy of any Lender, the Collateral Agent or the Administrative Agent under any of the Credit Documents, or constitute a waiver of any provision of any of the Credit Documents. This Waiver shall not extinguish the obligations for the payment of money outstanding under the Credit Agreement. Nothing herein contained shall be construed as a substitution or novation of the obligations outstanding under the Credit Agreement, which shall remain in full force and effect as expressly modified hereby or as provided in the exhibits hereto. Nothing implied in this Waiver or in any other document contemplated hereby shall be construed as a release or other discharge of any of the Credit Parties from the Credit Documents. From and after the Waiver Effective Date, all references to the Credit Agreement in any Credit Document and all references in the Credit Agreement to "this Agreement," "hereunder," "hereof" or words of like import referring to the Credit Agreement shall, unless expressly provided otherwise, be deemed to refer to the Credit Agreement as modified by this Waiver. Each of the Credit Parties hereby consents to this Waiver and confirms that all obligations of such Credit Party under the Credit Documents to which such Credit Party is a party shall continue to apply to the Credit Agreement. Each Credit Party hereby ratifies and reaffirms (a) that each of the Credit Documents to which it is a party has been duly executed and delivered by such Credit Party to the Administrative Agent and to the Lenders and is in full force and effect as of the date hereof, (b) its grant of liens on or security interests in its properties pursuant to the Credit Documents as security for the Obligations under or with respect to the Credit Agreement and confirms and agrees that such liens and security interests secure all of the Obligations; and (c) the Administrative Agent, the Collateral Agent and the Lenders are and shall be entitled to all of the rights, remedies and benefits provided for in the Credit Documents.

Section 13. **Direction to Administrative Agent.** The Lenders party hereto, constituting the Requisite Lenders, hereby (a) authorize and direct the Administrative Agent to acknowledge this Waiver, and (b) acknowledge and agree that (i) the direction in this Section 13 constitutes a direction from the Lenders under the provisions of Section 9 of the Credit Agreement and (ii) Sections 9.3 and 9.6 of the Credit Agreement shall apply to any and all actions taken by the Administrative Agent and the Collateral Agent in accordance with such directions.

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IN WITNESS WHEREOF, the Parties have caused this Waiver to be duly executed by their respective authorized officers as of the day and year first above written.

FUSION CONNECT, INC., as Borrower

By: ______________________
Name: James P. Prenetta, Jr.
Title: Executive Vice President and General Counsel

FUSION NBS ACQUISITION CORP.
FUSION LLC
FUSION BCHI ACQUISITION LLC
FUSION CLOUD SERVICES, LLC
FUSION CB HOLDINGS, INC.
FUSION COMMUNICATIONS, LLC
FUSION MANAGEMENT SERVICES LLC
FUSION TELECOM LLC
FUSION TEXAS HOLDINGS, INC.
FUSION TELECOM OF KANSAS, LLC
FUSION TELECOM OF OKLAHOMA, LLC
FUSION TELECOM OF MISSOURI, LLC
BIRCAN HOLDINGS, LLC
FUSION PM HOLDINGS, INC.
FUSION CLOUD COMPANY LLC
FUSION MPHC GROUP, INC.
FUSION MPHC HOLDING CORPORATION,
as Guarantors

By: ______________________
Name: James P. Prenetta, Jr.
Title: Executive Vice President and General Counsel

FUSION TELECOM OF TEXAS LTD., L.L.P.,
as Guarantor

By: Fusion Texas Holdings, Inc., its general partner

By: ______________________
Name: James P. Prenetta, Jr.
Title: Executive Vice President and General Counsel

CONSENTING DIP LENDERS

CBAM PARTNERS, LLC, acting solely as the manager of funds and managed accounts for Chain Bridge Opportunistic Funding LLC,

By:________________________
Name:
Title:

CBAM CLO MANAGEMENT, LLC, acting solely as the manager of funds and managed accounts listed on Schedule 1 attached hereto,

By:________________________
Name:
Title: